UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 10, 2011 (January 6, 2011)

BRAMPTON CREST INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-1321002	30-0286164
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3107 Stirling Road, Suite 201 Fort Lauderdale, FL	33312
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(305) 428-8300

4700 Biscayne Blvd., Suite 500, Miami, FL 33137
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01.     Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

a.
The Company's independent registered auditor, Berenfeld, Spritzer, Shechter & Sheer LLP ("BSS") ceased its operations and is no longer our independent registered auditor.  The Company learned of the dissolution of BSS on January 6, 2011.

b.
BSS' report on the financial statements for the years ended December 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting. The auditor’s opinion letter did include an uncertainty paragraph regarding the Company’s ability to continue as a going concern.

c.
Our Board of Directors had no involvement in the change of independent accountants. Through the period covered by the financial audit for the years ended December 31, 2009 and 2008 and any subsequent interim period through December 31, 2010, including its review of financial statements of the quarterly periods through September 30, 2010, there have been no disagreements with BSS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BSS would have caused them to make reference thereto in their report on the financial statements.

d.
During the two most recent fiscal years and any subsequent interim period through December 31, 2010, including the most recent review period of September 30, 2010, there have been no reportable events with us as set forth in Item 304(a)(i)(v) of Regulation S-K

e.	Since BSS ceased operations, we were unable to request that BSS furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements.

  ITEM 9.01. Financial Statements and Exhibits.

   (d) Exhibits

NUMBER	EXHIBIT

16.1
Letter from Berenfeld, Spritzer, Shechter & Sheer LLP regarding Change in Certifying Accountant.

As BSS ceased operations on December 20, 2010, we were advised that the exhibit 16.1 which is required by the SEC will not be provided to us.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Brampton Crest International, Inc.

Dated: January 10, 2011	/s/ Bryan Norcross
Bryan Norcross, Chief Executive Officer